UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): November 30, 2004

                           BANCSHARES OF FLORIDA, INC.
             (Exact name of registrant as specified in its charter)

           Florida                     333-74997                 59-3535315
           -------                     ---------                 ----------
(State or other jurisdiction     Commission File Number       (I.R.S. Employer
      Of incorporation)                                      Identification No.)

  1185 Immokalee Road, Naples, Florida                              34110
----------------------------------------                         ----------
(address of principal executive offices)                         (Zip Code)

                  Registrant's telephone number: (239) 254-2100

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure.

      On November 30, 2004, Bancshares of Florida, Inc. issued a press release announcing the appointment of Russell A. Budd and Martin M. Wasmer to the Board of Directors of its wholly-owned subsidiary, Bank of Florida, N.A., Naples, Florida.

ITEM 9.01 Financial Statements and Exhibits.

      A copy of a press release issued by Bancshares of Florida, Inc. on November 30, 2004, announcing the appointment of Russell A. Budd and Martin M. Wasmer to the Board of Directors of its wholly-owned subsidiary, Bank of Florida, N.A. Naples, Florida, is furnished as Exhibit 99.1 to this Form 8-K.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Bancshares of Florida, Inc.
                                                  (Registrant)

Date: November 30, 2004

                                              /s/ David G. Wallace
                                   ---------------------------------------------
                                   David G. Wallace, Principal Financial Officer